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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                         SUPPLEMENT DATED MARCH 30, 2009
                      TO PROSPECTUS DATED OCTOBER 28, 2008

This information supplements the Income Funds Prospectus dated October 28, 2008. Please retain this supplement for future reference.

Information regarding the portfolio managers primarily responsible for the management of Inflation Protected Securities Fund and Intermediate Government Bond Fund, which is set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Inflation Protected Securities Fund. Wan-Chong Kung has served as the primary portfolio manager for the fund since October 2004.

Intermediate Government Bond Fund. Wan-Chong Kung has served as the primary portfolio manager for the fund since November 2002.

                                                                     FAIF-INCOME